SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  May 15, 1996
                                                             ------------

                              Advanced NMR Systems, Inc.
          -----------------------------------------------------------------
                 (Exact name or registrant as specified in its charter)


                    Delaware                  0-11914          22-2457487
          ------------------------------    ------------     --------------
          (State or other jurisdiction of   (Commission      (IRS Employer
          incorporation or organization)    File Number)     Identification
                                                                   No.)


                 46 Jonspin Road, Wilmington, Massachusetts        01887
          -------------------------------------------------      ----------
                  (Address of principal executive offices)       (Zip Code)



          Registrant's telephone number, including area code:  (508) 657-8876
                                                               --------------



                                         N/A
          -----------------------------------------------------------------
            (Former name or former address, if changed since last report.)

           Item 5.   Other Events.
           -------   -------------

                (i)  Termination of Merger Agreement.
                     -------------------------------

                     On May 15, 1996, the Registrant and Advanced
           Mammography Systems, Inc. ("AMS"), a 61% owned subsidiary of the Registrant, terminated a previously announced Agreement and Plan of Merger, dated as of February 4, 1996 (the "Merger Agreement"), which had provided for the merger (the "Merger") of AMS Merger Corporation, a wholly-owned subsidiary of the Registrant, with and into AMS.

                     Simultaneously with the termination of the Merger, AMS closed a placement of $3 million principal amount of 4% Convertible Debentures (the "Debentures"). AMS is filing a separate Form 8-K to report more fully its placement and the terms of its Debentures.

                     On May 16, 1996, the Registrant issued a press release announcing the termination of the Merger Agreement. A copy of such press release is included as an exhibit hereto.

                (ii) Nasdaq Trading Status
                     ---------------------

                     Effective May 17, 1996, the Registrant's Common Stock will be traded on the Nasdaq Small Cap System, having been moved from the Nasdaq National System as the Registrant no longer fulfilled the Nasdaq National System maintenance requirements. It will continue to be traded under the symbol ANMR.

           Item 7.   Financial Statements and Exhibits.
           ------    ---------------------------------

                (c)  Exhibits:

               99.   Press release dated May 16, 1996

                                      SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ADVANCED NMR SYSTEMS, INC.


           Dated:  May 16, 1996           By:  /s/ Jack Nelson
                                              --------------------------
                                              Name:     Jack Nelson
                                              Title:    Chairman

                                    EXHIBIT INDEX

           Exhibit   Description
           -------   -----------

               99.   Press release dated May 16, 1996